Rule 497(k)

Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust Indxx Global Agriculture ETF

First Trust Indxx Global Natural Resources Income ETF

First Trust Indxx NextG ETF

First Trust S-Network Future Vehicles & Technology ETF

First Trust Indxx Metaverse ETF

First Trust International Equity Opportunities ETF

First Trust IPOX Europe Equity Opportunities ETF

(each, a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in each Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of a Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.7000%	Fund net assets up to and including $2.5 billion
0.6825%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.6650%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.6475%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.6300%	Fund net assets greater than $10 billion

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference